                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Woronoco Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Woronoco Bancorp, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
                                     N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
                                     N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
                                     N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
                                     N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                               N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
                               N/A
     -------------------------------------------------------------------------


     (3) Filing Party:
                               N/A
     -------------------------------------------------------------------------


     (4) Date Filed:
                               N/A
     -------------------------------------------------------------------------

                            WORONOCO BANCORP, INC.
                                31 Court Street
                         Westfield, Massachusetts 01085
                                 (413) 568-9141


                                                                 August 23, 1999


Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank (the "Bank"), Westfield, Massachusetts, which will be held on October 6, 1999, at 10:00 a.m., Eastern Time, at the Springfield-Marriott, The Corner of Boland and Columbus Avenues, Springfield, Massachusetts.

     The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, "FOR" Proposal 2, the approval of the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, and "FOR" Proposal 3, the ratification of auditors.

     Please sign and return the enclosed proxy promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued interest and support.

                              Sincerely yours,


                              /s/ Cornelius D. Mahoney
                              Cornelius D. Mahoney
                              Chairman, President and Chief Executive Officer

                             WORONOCO BANCORP, INC.
                                31 Court Street
                        Westfield, Massachusetts  01085
                       __________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on October 6, 1999
                       __________________________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders (the "Annual Meeting") of Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank (the "Bank"), will be held on October 6, 1999 at 10:00 a.m., Eastern Time, at the Springfield-Marriott, The Corner of Boland and Columbus Avenues, Springfield, Massachusetts.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. The election of four directors for terms of three years each;
     2. The approval of the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan;
     3. The ratification of Wolf & Company, P.C. as independent auditors of the Company for the year ending December 31, 1999; and
     4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established August 10, 1999, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01085, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                              By Order of the Board of Directors


                              /s/ Terry J. Bennett
                              Terry J. Bennett
                              Corporate Secretary

Westfield, Massachusetts
August 23, 1999

                             WORONOCO BANCORP, INC.
                            _______________________

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                October 6, 1999
                            _______________________

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to shareholders of Woronoco Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of shareholders (the "Annual Meeting"), to be held on October 6, 1999 at 10:00 a.m. Eastern Time at the Springfield-Marriott, The Corner of Boland and Columbus Avenues, Springfield, Massachusetts, and at any adjournments thereof. The 1999 Annual Report to Shareholders, including the consolidated financial statements of the Company for the year ended December 31, 1998, accompanies this Proxy Statement which is first being mailed to record holders on or about August 23, 1999.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for directors named in this Proxy Statement, "FOR" the approval of Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan") and "FOR" the ratification of Wolf & Company, P.C. as independent auditors of the Company for the year ended December 31, 1999.

     Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000 plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Woronoco Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Required Vote

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on August 10, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,998,860 shares.

     As provided in the Company's Certificate of Incorporation, for voting purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors (Proposal 1), the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the proposed approval of the Incentive Plan (Proposal 2) submitted for shareholder action, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

     As to the ratification of Wolf & Company, P.C. as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item.

     Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposal 2 and Proposal 3 is required to constitute shareholder approval of each such proposal. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote. For purposes of the rules and regulations of the Securities and Exchange Commission ("SEC"), shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 have the effect of a vote against Proposal 2 and shares underlying broker non-votes or in excess of the Limit are not counted as entitled to vote on Proposal 2 and have no effect on the vote on the Proposal. For further information regarding the vote required or certain regulatory approvals or conditions which may be required to be satisfied in order for the Company to implement the Incentive Plan, see the discussion under Proposal 2 herein.

     Proxies solicited are to be returned to the Company's transfer agent, Registrar & Transfer Company ("R&T"). The Board of Directors has designated R&T to act as inspectors of election and tabulate the votes at the Annual Meeting. R&T is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                     Amount and
                                                     Nature of
                         Name and Address            Beneficial     Percent of
Title of Class          of Beneficial Owner          Ownership        Class
--------------    ------------------------------    -----------     ----------

Common Stock      Woronoco Savings Bank Employee       479,908(1)         8.0%
                  Stock Ownership Plan and Trust
                  ("ESOP")
                  31 Court Street
                  Westfield, Massachusetts  01085

Common Stock      Woronoco Savings Charitable          444,360(2)         7.4%
                  Foundation
                  31 Court Street
                  Westfield, Massachusetts  01085
____________________________
(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee administers the ESOP. The ESOP Trustee votes all allocated shares held in the ESOP in accordance with the instructions of the participants. As of August 10, 1999, no shares had been allocated to participants. However, for the sole purpose of providing the ESOP Trustee with voting instructions, each participant shall be deemed to have one share allocated to his account. Under the ESOP, the ESOP Trustee, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), votes unallocated shares held in a suspense account in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated Shares of Common Stock.
(2) Woronoco Savings Charitable Foundation (the "Foundation") was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 8.0% of the total amount of Common Stock sold in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to charitable purposes within the communities in which the Bank maintains a banking office. The Foundation is governed by a board of directors with 7 members, all of whom are directors or officers of the Company or the Bank. Pursuant to the terms of the contribution of Common Stock, as mandated by the Federal Deposit Insurance Corporation ("FDIC"), all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by shareholders of the Company.

Interests of Certain Persons in Matters to be Acted Upon

   The four nominees proposed by the Board of Directors for election as director were unanimously adopted by the Nominating Committee of the Board of Directors. None of the nominees are being proposed for election pursuant to any agreement or understanding between any of them and the Company.

   After obtaining shareholder approval, the Company and the Bank will consider granting awards to directors, officers and employees of the Bank and the Company, under the Incentive Plan being presented for approval in Proposal 2.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1.  ELECTION OF DIRECTORS

   Pursuant to its Bylaws, the number of directors of the Company is set at twelve (12) unless otherwise designated by the Board of Directors. Each of the 12 members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

   The four nominees proposed for election at the Annual Meeting are Paul S. Allen, Joseph M. Houser, Jr., Norman H. Storey and William G. Aiken. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

   In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy, if executed and returned, will be voted "FOR" the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

   The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank, and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group as of the Record Date.

Name and Principal                                        Expiration  Shares of Common      Ownership
Occupation at Present                         Director    of Term as  Stock Beneficially  as a Percent
and for the Past Five Years             Age   Since(1)     Director      Owned(2)(3)       of Class(4)
--------------------------------------  ---  -----------  ----------  ------------------  --------------

Nominees:
Paul S. Allen                            79      1974           2002             5,000        *
Sole proprietor of Paul S. Allen, a
certified public accountant,
Westfield, Massachusetts.

Joseph M. Houser, Jr.                    60      1983           2002             1,000        *
Self-employed certified public
accountant, practicing in
Westfield, Massachusetts.

Norman H. Storey                         53      1987           2002             5,000        *
Real estate broker with Storey
Real Estate, Southwick,
Massachusetts.

William G. Aiken                         58      1983           2002             1,500        *
Pharmacy Manager, Foodmart
Pharmacy, Westfield,
Massachusetts, since October
1997.  From 1990 to September
1997, Mr. Aiken was pharmacy
manager for Brooks Drug,
Westfield, Massachusetts.

Continuing Directors:

Cornelius D. Mahoney                     54      1985           2000            12,052        *
President, Chief Executive Officer
and Chairman of the Board of the
Company and the Bank.

James A. Adams                           75      1962           2000             4,000        *
President of Adams Funeral
Service, Inc., Westfield,
Massachusetts.

Francis J. Ehrhardt                      72      1979           2000             2,000        *
Commercial real estate manager
and general contractor in
Connecticut.

Joseph P. Keenan                         50      1991           2001            20,200        *
Self-employed physician in
Westfield, Massachusetts.

Name and Principal                                        Expiration  Shares of Common      Ownership
Occupation at Present                         Director    of Term as  Stock Beneficially  as a Percent
and for the Past Five Years             Age   Since(1)     Director      Owned(2)(3)       of Class(4)
--------------------------------------  ---  -----------  ----------  ------------------  --------------

Richard L. Pomeroy                       72      1986           2001             1,000        *
Prior to his retirement in 1987, Mr.
Pomeroy was President of
Pomeroy Insurance, Inc.,
Westfield, Massachusetts.

Ann V. Schultz                           65      1991           2001             2,100        *
Prior to her retirement in 1990,
Ms. Schultz was Vice President of
the Bank.

D. Jeffrey Templeton                     58      1988           2000             5,000        *
Owner and president of The
Mosher Company, Inc., a
manufacturing company located in
Chicopee, Massachusetts.

Paul Tsatsos                             52      1995           2001             4,000        *
Self-employed certified public
accountant practicing in
Southwick, Massachusetts.

Named Executive Officers:
(who are not Directors)

Augostino J. Calheno                     49        --             --             4,004        *
Senior Vice President of the
Company and Senior Vice
President and chief lending officer
of the Bank.

Debra L. Murphy                          43        --             --             7,393        *
Senior Vice President and Chief
Financial Officer of the Company
and Senior Vice President and
Treasurer of the Bank.

James G. Gardner                         48        --             --             5,117        *
Vice President, Woronoco Savings
Bank.

All directors and executive officers     --        --             --            79,366        1.32%
as a group (15 persons)

--------------------------------------------------------------------------------
* Does not exceed 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to shareholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 2.
(4) As of the Record Date, there were 5,998,860 shares of Common Stock outstanding.

Meetings of the Board of Directors and Committees of the Board of Directors

   The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company meets at least on a quarterly basis and may have additional meetings as needed. The Board of Directors of the Bank generally meets on a monthly basis and may have additional meetings as needed. During 1998, the Board of Directors of the Company, which was formed on October 26, 1998, held three meetings primarily related to organizational and other matters in connection with the formation of the Company and the acquisition of the Bank through the Conversion. The Board of Directors of the Bank held seven meetings during 1998. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and Bank's board meetings held and committee meetings on which such directors served during 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

   Audit Committee. The Audit Committee of the Company consists of Messrs. Allen, Templeton and Tsatsos. The purpose of the Audit Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. This Committee is also responsible for supervising the Company's internal auditor and engaging the Company's external auditor. Due to the timing of the Conversion, the Audit Committee of the Company did not meet in 1998.

   Compensation Committee. The Compensation Committee during 1998 consisted of Messrs. Ehrhardt, Templeton and Asher Nesin, a former Director of the Bank and Company who passed away in January, 1999. This Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met once in 1998.

   Nominating Committee.  The Company's Nominating Committee for the 1999
Annual Meeting consisted of Messrs. Adams and Storey and Ms. Schultz. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on July 28, 1999.

Directors' Compensation

   The Bank provides all non-employee Directors and the clerk of the Bank with an annual retainer of $3,600 and a fee of $500 for all regular monthly and special meetings attended. Members of the Bank's Executive Committee receive a fee of $300 for each meeting attended. Members of all other Board committees of the Bank also receive a fee of $300 for each meeting attended, except that no such committee member may receive committee fees which aggregate more than $1,200. There are no annual retainers for committee members or chairpersons.

   The Bank currently sponsors the Trustee Indexed Fee Continuation Plan (the "Trustee Plan") for members of its Board of Directors. The Trustee Plan provides an annual retirement benefit to each Director upon the Director's retirement from the Board. To qualify for benefits under the Trustee Plan, a director must be 65 years old and have completed ten years of continuous service with the Board at the time of his or her retirement. If the director has completed at least five but less than ten continuous years of service with the Board at the time of retirement, his or her benefits will be reduced. The retirement benefit provided to each director is based on an indexed formula, which is tied to the earnings on a specific life insurance policy. The Bank has funded the Trustee Plan through the purchase of split-dollar life insurance on the lives of the directors. The life insurance is designed to offset annual expenses associated with the Trustee Plan. The Bank generally expects to offset all of the expenses of the Trustee Plan during the life of each director, and recover all of the plan's costs at the director's death.

   Incentive Plan. The Company is presenting the Incentive Plan to shareholders for approval, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

Executive Compensation

   The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

   Compensation Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the Bank and are compensated by the Bank. The members of the Bank's Personnel & Compensation Committee are Messrs. Ehrhardt, Templeton, Aiken and Mahoney, the President and Chief Executive Officer of the Company and the Bank. Mr. Mahoney abstains from voting on matters related to his compensation. The policies and objectives of the Committee are designed to assist the Company and Bank in attracting and retaining qualified executives, to recognize individual contributions towards achieving strategic business initiatives and reward them for their achievement.

   Salary compensation and bonus awards for all executive officers are developed through consultation with Thomas Warren & Associates Inc. ("Warren"), an independent Massachusetts-based consulting firm that specializes in compensation analysis, salary administration programs and appraisal systems. All decisions by the Committee relating to compensation affecting executive officers of the Bank are reviewed and approved by the full Board of Directors. The Committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the executive officers. The compensation package available to executive officers is comprised of the following components:

                              (i) Base salary; and
                               (ii) Bonus awards.

   Messrs. Mahoney and Calheno and Ms. Murphy have employment agreements which specify an initial base salary. In addition, these individuals and all other officers of the Company and the Bank participate in other benefit plans available to all employees, including the ESOP.

   Base Salaries. The salary levels for all executive officers are intended to be competitive with other financial institutions of comparable size, locale and profile and each executives' level of responsibility. The Committee has consulted with Warren in determining the compensation paid to the executive officers. The Warren analysis focuses on compensation paid to executive officers with similar tenure and performing similar duties for comparable institutions in New England.

   Although the Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and Bank and the performance of the individual executive officer.

   Bonuses. Bonus compensation for executive officers generally consists of cash awards. Historically, the Committee has granted cash bonuses to executive officers after consulting with Warren. Bonus awards are intended to be consistent with comparable practices of other comparable financial institutions and each executive officer's level of responsibility. Such awards are based on the Committee's subjective determinations of the executive officer's performance and accomplishments during the year in relation to the budgeted financial performance of the Company and Bank.

   Chief Executive Compensation. The Board of Directors approved a 1998 base salary for Mr. Mahoney of $188,000 which represented a 10.6% increase from the base salary provided in 1997. The salary level was determined by the Committee based on the Warren analysis. The salary was also based on the overall performance of the Bank, the complexity of its operations and the tenure of Mr. Mahoney. For fiscal 1998, the Committee also approved a bonus of $32,300. In determining at the bonus amount, the Committee utilized the Warren analysis and considered the Bank's financial performance and other long-term business planning benchmarks.

                             Compensation Committee

                              Francis J. Ehrhardt
                              D. Jeffrey Templeton
                                William G. Aiken

   Stock Performance Graph. The following graph shows a comparison of shareholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and for savings institutions on the American Stock Exchange ("American Stock Exchange Savings Institutions") for the period beginning on March 19, 1999, the day the Company's Common Stock began trading, through June 30, 1999. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by the Center for Research in Security Prices, a data service provider for publicly traded financial institutions.

                             [CHART APPEARS HERE]

                                    Summary

                                                3/19/99  3/31/99  4/30/99  5/28/99  6/30/99
                                                -------  -------  -------  -------  -------
Woronoco Bancorp, Inc.                           100.00    99.35    99.35   103.92   104.58
American Stock Exchange                          100.00    99.70   108.43   110.14   112.60
American Stock Exchange Savings Institutions     100.00    97.10    99.77   101.87   102.28

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
   D.  The index level for all series was set to $100.00 on 3/19/99.

   Summary Compensation Table.    The following table sets forth the cash
compensation paid by the Bank as well as other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 1998 and 1997 to the Chief Executive Officer and to other officers of the Bank who received salary and bonus in excess of $100,000 ("Named Executive Officers").

                                                                              Long-Term Compensation(3)
                                                                      --------------------------------------
                                           Annual Compensation (1)              Awards                Payouts
                                       ------------------------------  ------------------------    ------------
                                                            Other      Restricted   Securities
                                                            Annual       Stock      Underlying                    All Other
                             Fiscal    Salary   Bonus    Compensation    Awards     Option/SARs    LTIP Payouts  Compensation
Executive                    Year(2)    ($)      ($)        ($)(3)       ($)(4)       (#)(5)          ($)(6)       ($)(7)
---------------------        -------   ------   ----     ------------  ----------   -----------    ------------  ------------
Cornelius D. Mahoney         1998      188,000  32,300       --           --            --             --           1,950
 President and Chief         1997      170,000  32,200       --           --            --             --           1,572
 Executive Officer

Augostino J. Calheno         1998       99,400  18,012       --           --            --             --           1,621
 Senior Vice                 1997       94,800  17,940       --           --            --             --              --
 President-Lending

Debra L. Murphy              1998       99,400  18,012       --           --            --             --           1,599
 Senior Vice President and   1997       94,800  17,800       --           --            --             --              --
 Treasurer

James E. Gardner             1998       99,000  16,048       --           --            --             --           1,555
 Vice President              1997       94,400   9,060       --           --            --             --              --

---------------------------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officers under the Bank's 401(k) Plan. "Bonus" consists of Board approved discretionary bonuses.
(2) Neither the Company nor its predecessor, the Bank, was a reporting company with respect to the 1996 fiscal year.
(3) For 1998 and 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans before settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock. For 1998 and 1997, the Bank had no restricted stock or stock related plans in existence.
(4) No stock awards were granted or earned in 1998 or 1997.  See Proposal 2.
(5) No stock options or SARs were earned or granted in 1998 or 1997. See Proposal 2.
(6) For 1998 and 1997, there were no payouts or awards under any long-term incentive plan.
(7) All Other Compensation includes the Bank's matching contributions under the Bank's 401(k) Plan to Messrs. Calheno and Gardner and Ms. Murphy. Pursuant to applicable SEC rules, for Mr. Mahoney, All Other Compensation includes the amount of premiums attributable to the benefit of Mr. Mahoney pursuant to a split dollar life insurance arrangement. The Company's Annual Report on Form 10-K attributed to Mr. Mahoney, for 1998 and prior years, the entire amount of the premium which was $121,000. However, the Company has determined that, on a going-forward basis, it is more appropriate to disclose the amount of the premium attributable to the benefit of Mr. Mahoney.

   Employment Agreements. Effective as of March 19, 1999, the Bank entered into employment agreements with Messrs. Mahoney and Calheno and Ms. Murphy (individually, the "Executive") (collectively, the "Bank Employment Agreements"), and the Company entered into employment agreements with Messrs. Mahoney and Calheno and Ms. Murphy (collectively the "Company Employment Agreements"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above referenced officers.

   The Bank Employment Agreements provide for a three-year term. Each Bank Employment Agreement provides that commencing on the first anniversary date and continuing each anniversary thereafter the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless notice of non-renewal is given by the Bank's Board of Directors after conducting a performance evaluation of the Executive. Each Company Agreement provides for a three year term which extends automatically on a daily basis, unless written notice of non-renewal is given by the Company or the Executive. The employment agreements provide that the Executive's base salary will be reviewed annually. The base salaries which will initially be effective for such employment agreements for Messrs. Mahoney and Calheno and Ms. Murphy are $215,000, $115,000 and $115,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel. The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank and the Company after a: (1) failure to re-elect the Executive to his/her current offices; (2) material change in the Executive's functions, duties or responsibilities; (3) relocation of the Executive's principal place of employment by more than 25 miles; (4) reduction in the benefits and perquisites being provided to the Executive in the employment agreement; (5) liquidation or dissolution of the Bank or the Company; or (6) breach of the employment agreement by the Bank or the Company, the Executive or, if the Executive dies, his/her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive for the remaining term of the employment agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for the Executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon the occurrence of an Event of Termination under the employment agreements, the Executive is subject to a covenant not to compete with the Company and the Bank for one year.

   Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, if the Executive dies, his/her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining terms of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Even though both the Bank and Company Employment Agreements provide for a severance payment if a change in control occurs, the Executive would only be entitled to receive a severance payment under one agreement.

   Payments under the Company's Employment Agreements in the event of a change in control may constitute a "parachute payment" for federal income tax purposes, resulting in the possible obligation of a federal excise tax payment by the covered executive. In such case, the Company is obligated to pay to the Executive an amount so as to enable the Executive to retain the economic value of the payments he would have retained had he not been subject to such excise tax.

   Payments to the Executive under the Bank's Employment Agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent legally allowable. If a change in control of the Bank or the Company occurred, the total amount of payments due under the Agreements, based solely on the base salaries of the officers who will receive employment agreements excluding any benefits under any employee benefit plan which may be payable, would equal approximately $1.4 million.

   Change in Control Agreements. Effective as of March 19, 1999, the Bank entered into three-year Change in Control Agreements with six officers, all of whom are not covered by an employment agreement. The Change in Control Agreement are renewable on an annual basis. The Change in Control Agreements provide that if voluntary or involuntary termination follows a change in control of the Company or the Bank, the officers would be entitled to receive a severance payment equal to three times their average annual compensation for the five most recent taxable years. The Bank would also continue and pay for the officers' life, health and disability coverage for thirty-six months following termination. If a change in control of the Company or the Bank occurred, the total payments that would be due under the Change in Control Agreements, based solely on the current annual compensation paid to the officers covered by the Change in Control Agreements and excluding any benefits under any employee benefit plan which may be payable, would equal approximately $1.3 million.

   Pension Plan. The Bank also maintains a tax-qualified defined benefit pension plan for its employees (the "Pension Plan"). Generally, eligible employees of the Bank begin participating in the Pension Plan upon the completion of one "Year of Service" (as defined in the Pension Plan) and the attainment of age twenty-one. The Bank makes contributions to the Pension Plan sufficient to fund benefits determined according to a formula set forth in the plan. A participant's accrued benefit under the Pension Plan is actuarially determined based on the participant's compensation (as described in the plan) and the participant's service with the Bank. A participant becomes eligible for a full benefit upon attainment of his normal retirement age (age 65). The Pension Plan also provides a reduced early retirement benefit for participants who retire between the ages of 55 and 65. Participants become vested in their accrued benefits under the Pension Plan upon completing 3 years of service or age sixty-two, if earlier.

   The table below reflects the annual pension benefit payable to a participant in the Pension Plan, assuming various levels of compensation and years of service credited as of the participant's normal retirement age. As of December 31, 1998, Mr. Mahoney had 24 years of service with the Bank for purposes of the Pension Plan.

                          Years of Credited Service
               ---------------------------------------------
  Average
  Annual
Earnings(1)         15       20       25       30       35
-----------    ---------------------------------------------

   $ 50,000      $11,823  $15,765  $19,706  $23,647  $23,647
     75,000       19,136   25,515   31,893   38,272   38,272
    100,000       26,448   35,265   44,081   52,897   52,897
    125,000       33,761   45,015   56,268   67,522   67,522
    150,000       41,073   54,765   68,456   82,147   82,147
    175,000       43,998   58,665   73,331   87,997   87,997
    200,000       43,998   58,665   73,331   87,997   87,997
    250,000       43,998   58,665   73,331   87,997   87,997
    300,000       43,998   58,665   73,331   87,997   87,997
    350,000       43,998   58,665   73,331   87,997   87,997
    400,000       43,998   58,665   73,331   87,997   87,997
--------------------------------

(1) Code Section 401(a)(17) limits the amount of compensation the Bank may consider in computing benefits under the Pension Plan to $160,000, as periodically adjusted.


   Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a Supplemental Executive Retirement Plan (the "SERP"). The SERP provides benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the ESOP as a result of the limitations imposed by the Code, but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Code, the SERP also makes up lost ESOP benefits to designated individuals who retire, who terminate employment in connection with a change in control, or whose participation in the ESOP ends due to termination of the ESOP in connection with a change in control before the complete scheduled repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Bank or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP had he remained employed throughout the term of the ESOP or had the ESOP not been terminated before the scheduled repayment of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the SERP will generally become payable upon the participant's retirement (in accordance with the standard retirement policies of the Bank), upon the change in control of the Bank or the Company, or as determined under the ESOP.

   Split Dollar Life Insurance Arrangement. In 1995, the Bank established a split-dollar life insurance arrangement for Mr. Mahoney primarily to restore retirement benefits lost under the Pension Plan due to limitations imposed by the Code. Under the terms of the arrangement, the Bank pays the premiums on the life insurance policy, which is owned by Mr. Mahoney. Upon Mr. Mahoney's death, or upon liquidation of the policy's cash surrender value, the Bank will recover all of the payments it made with respect to the policy. In connection with the split-dollar arrangement, the Bank also agreed to reimburse Mr. Mahoney each year for the tax obligations arising from any federal or state taxable income he recognizes as a result of the reportable economic benefit of the arrangement and as a result of the Bank's reimbursement for such tax liabilities.

Transactions With Certain Related Persons

   Federal regulations require that all loans or extensions of credit to executive officers and Directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, Massachusetts law regulates the granting of loans to officers and Directors of the Bank. Loans made to a Director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

   The Bank currently makes loans to its executive officers and Directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and Directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1998, 11 of the Bank's executive officers or Directors had loans with outstanding balances totaling $723,000 in the aggregate. All such loans were made by the Bank in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

   The Company intends that all transactions in the future between the Company and its executive officers, Directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside Directors of the Company not having any interest in the transaction.

              PROPOSAL 2.  APPROVAL OF THE WORONOCO BANCORP, INC.
                        1999 STOCK-BASED INCENTIVE PLAN

   The Board of Directors of the Company is presenting for shareholder approval the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan ("Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other shareholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

General

   The Incentive Plan authorizes the granting of options to purchase Common Stock of the Company ("Options") and awards of restricted shares of Common Stock ("Stock Awards") (collectively, Options and Stock Awards are referred to as "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 839,840 shares, consisting of 599,886 shares reserved for Options and 239,954 shares reserved for Stock Awards. All employees and Outside Directors of the Company and its affiliates, including the Bank, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of three members of the Board of Directors, none of which are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy the grant of Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. It is currently anticipated that a trust (the "Incentive Plan Trust") will be established which will purchase previously issued shares to fund the Company's obligation for Stock Awards which such stock will be purchased by the Incentive Plan trustee in open market transactions with contributions from the Company or Bank. As of the date of this Proxy Statement, no Awards have been granted under the Incentive Plan.

Types of Awards

   General.  The Incentive Plan authorizes the grant of Awards in the form of:
(i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford certain income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; and

(iii) Stock Awards. Each type of Award may be subject to vesting or service requirements or other conditions imposed by the Committee.

   Options. The Committee has the authority to determine the date or dates on which each Option shall become exercisable and any other conditions applicable to the exercisability of an Option; provided, however, certain regulatory limitations on exercisability will apply to any Option granted prior to March 20, 2000. See "Amendments" and "Shareholder Approval, Effective Date of Plan and Regulatory Compliance." The exercise price (described below) of any Option may generally be paid in cash or in Common Stock at the discretion of the Committee. See "Method of Exercise." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant.

   All Options granted under the Incentive Plan to officers and employees may qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code and to the extent awarded as such by the Committee. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must be granted only to an employee, the exercise price must not be less than 100% of the fair market value on the date of grant (except in the case of "10% owners," as described below), the term of the Option may not exceed ten years from the date of grant (except in the case of "10% owners," as described below), no more than $100,000 of options may become exercisable for the first time in any calendar year and the options must not be transferable except by the laws of descent and distribution. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock (a "10% owner") may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

   Each Outside Director of the Company or its affiliates will be eligible to receive Non-Statutory Stock Options to purchase shares of Common Stock. Additionally, officers and employees are also eligible to receive Non-Statutory Stock Options.

   Unless otherwise determined by the Committee and subject to applicable regulation, upon termination of an optionee's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable Options shall remain exercisable for a period of three months following termination and all unexercisable Options shall be cancelled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable Options held by the optionee shall be cancelled. In the event of retirement, all exercisable options held by such optionee will remain generally exercisable for a period of one year following the optionee's termination from service. However, in the event of the retirement of an optionee, the Committee shall, subject to applicable regulation, have the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms. In the event an optionee's service or employment with the Company or the Bank is actually or constructively terminated in connection with a change in control, the optionee may exercise all vested Options for one year after such termination. All unexercisable options shall be canceled.

   Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries, However, the Financial Accounting Standards Board recently indicated that it would propose rules during 1999 that would generally require recognition of compensation expense with respect to awards made to non-employees, including non-employee directors of the Company, and that the proposed changes would apply to awards made after December 15, 1998 and not fully vested prior to October 1, 1999.

   Stock Awards. The Committee has the authority to determine the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting; provided, however, certain regulatory conditions on vesting will apply to any Stock Award granted prior to March 20, 2000. See "Amendments" and "Shareholder Approval, Effective Date of Plan and Regulatory Compliance."

   When Stock Awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

   Unless otherwise determined by the Committee and subject to applicable regulation, upon termination of the services of a Stock Award recipient for any reason other than death, disability, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be cancelled. In the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be cancelled. In the event of retirement of the holder of a Stock Award, the Committee shall, subject to applicable regulation, have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms.

Tax Treatment

   Options. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

   In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income upon exercise of the Option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will essentially be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by the optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m) (discussed below).

   Stock Awards. A participant who has been granted Stock Awards under the Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the Stock Award grant. At the time any transfer or forfeiture restrictions applicable to the Stock Award lapse, the recipient will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the excess of the fair market value of such Common Stock at such time over the amount, if any, paid for the award. Any dividend paid to the recipient on the restricted stock subject to the Stock Award at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

   A recipient of a Stock Award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the Stock Award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount, if any, paid for the award. Any dividends subsequently paid to the recipient on the restricted stock subject to the Stock Award will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Performance Awards.

   General. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

   Qualifying Performance Criteria and Section 162(m) Limits. Subject to shareholder approval of the Plan, the Performance Criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following Performance Criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

   Maximum Awards. The aggregate amount of Options granted under the Plan during any 60 month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60 month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

Payout Alternatives

   Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

Method of Exercise of Options

   Subject to the terms of the Incentive Plan, the Committee also has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for Options: (a) in cash;
(b) by tendering previously acquired shares of Common Stock; or (c) some other method acceptable to it, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

Amendments

   Subject to limitations imposed by the Incentive Plan, the Board of Directors or Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

   In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain regulatory approval prior to any such adjustment. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

   Unless determined otherwise by the Committee, Awards under the Incentive
Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, an Award recipient may permit transferability or assignment of Non-Statutory Stock Options for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

Shareholder Approval, Effective Date of Plan and Regulatory Compliance

   The implementation of the Incentive Plan is subject to the approval of the Commissioner of Banks of the Commonwealth of Massachusetts (the "Commissioner"). The Company believes the Incentive Plan complies with all applicable laws and regulations. However, neither the Commissioner, the FDIC nor any other regulatory authority has in any way endorsed or approved the Incentive Plan.

   The Incentive Plan shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders, or (ii) March 20, 2000; provided, however, that the Incentive Plan will not be implemented prior to the Company's receipt of any required approval by the Commissioner or satisfaction of any conditions required by the Commissioner.

New Plan Benefits

   As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards under the Incentive Plan.

   Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE WORONOCO BANCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN.

                PROPOSAL 3.  RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

   The Company's independent auditors for the year ended December 31, 1998 were Wolf & Company, P.C. The Company's Board of Directors has reappointed
Wolf & Company, P.C. to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 1999, subject to ratification of such appointment by the shareholders.

   Representatives of Wolf & Company, P.C. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

   Unless marked to the contrary, the shares represented by the enclosed proxy will be voted "FOR" ratification of the appointment of Wolf & Company, P.C. as the independent auditors of the Company.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Shareholder Proposals

   To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than April 25, 2000. If such annual meeting is held on a date more than 30 calendar days from October 6, 2000, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

   The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a Annual Meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the Annual Meeting date was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2000

Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than July 8, 2000 assuming the 2000 Annual Meeting is held on October 6, 2000 and that the Company provides at least 100 days notice or public disclosure of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

   The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

   Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

   A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO TERRY J. BENNETT, CORPORATE SECRETARY, WORONOCO BANCORP, INC., 31 COURT STREET, WESTFIELD, MASSACHUSETTS 01085.

                                    By Order of the Board of Directors

                                    /s/ Terry J. Bennett
                                    Terry J. Bennett
                                    Corporate Secretary
Westfield, Massachusetts
August 23, 1999

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      Appendix A

                            WORONOCO BANCORP, INC.
                        1999 STOCK-BASED INCENTIVE PLAN

1.   DEFINITIONS.

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d) "Bank" means Woronoco Savings Bank.

     (e) "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. (S) 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. (S) 225.41(b) with respect to the Holding Company, as in effect on the date hereof; or (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. (S) 225.11, as in effect on the date hereof except for the Holding Company's acquisition of the Bank; or (iv) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or
(B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the earlier of the date the Plan is approved by shareholders or March 19, 2000.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii)If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means Woronoco Bancorp, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v) "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (x) "Plan" means this Woronoco Bancorp, Inc. 1999 Stock-Based Incentive
Plan.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (aa) "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

     (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the individuals who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every

Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS.

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 839,840, which number shall not exceed 14% of the shares of the Common Stock issued by the Company in connection with the Bank's conversion from mutual to stock form of organization. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, granted under the Plan is 599,886 which number shall not exceed 10% of the publicly traded shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 239,954, which number shall not exceed 4% of the publicly traded shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Woronoco Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General).   Unless otherwise
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one

(1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (g) Termination of Employment or Service (Change in Control). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

     (h) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Payment.   Payment due to a Participant upon the exercise of a Non-
Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (f) Termination of Employment (Retirement).   Unless otherwise determined
by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation of employment.

     (g) Termination of Employment (Disability or Death).   Unless otherwise
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (h) Termination of Employment (Change in Control).   Unless otherwise
determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

     (i) Termination of Employment (Termination for Cause).   Unless otherwise
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (j) Payment.   Payment due to a Participant upon the exercise of an
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   STOCK AWARDS.

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Grants of the Stock Awards.  Stock Awards may only be made in whole
shares of Common Stock.   Stock Awards may only be granted from shares reserved
under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service (General).   Unless otherwise
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Termination of Employment or Service (Change in Control). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (g) Termination of Employment or Service (Termination for Cause).   Unless
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Woronoco Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Woronoco Bancorp, Inc. 31 Court Street, Westfield, Massachusetts 01086-0978.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          If a recipient of a Stock Award is subject to the provisions of
          Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m) Payment.   Payment due to a Participant upon the redemption of a Stock
Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.  DEFERRED PAYMENTS.

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  METHOD OF EXERCISE OF OPTIONS.

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required regulatory approval.

15.  TAXES.

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

     (c) The Trustee may deduct from any distribution of shares of Common Stock awarded to an Outside Director under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of vesting of the Stock Award.

16.  NOTIFICATION UNDER SECTION 83(b).

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with FDIC, Commissioner of Banks of the Commonwealth of Massachusetts ("Commissioner") and Internal Revenue Service ("IRS") regulations or March 19, 2000, whichever is earlier; provided, however, that the Plan shall not be implemented prior to receipt of any required approval by the Commissioner or satisfaction of any conditions required by the Commissioner.
The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

19.  TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21. TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE IN CONTROL.

     (a) Notwithstanding any other provision of this Plan, and unless otherwise determined by the Committee, in the event of a Change in Control, all Awards shall continue to remain exercisable (in the case of Options) and shall continue to vest or become exercisable (in the case of Stock Awards and Options) in accordance with the terms and conditions of the grant of the Awards, as set forth in the Award Agreement(s) governing the grant of such Awards; provided, however, that the continuation or timing of vesting or exercisability shall take place without regard to the Participant's continued employment or service or satisfaction of any other requirements concerning vesting or exercisability set forth in the Award Agreement(s).

     (b) Subject to paragraph (a) of this Section 21, in the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

          (i) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

          (ii) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or, only if the Committee determines that neither of the alternatives set forth in clauses (i) or (ii) are legally available,

          (iii)Replace the Awards with a cash payment under an incentive plan, program, or other arrangement of the successor entity that preserves the economic value of the Awards and makes any such cash payment subject to the same vesting or exercisability schedule applicable to such Awards.

     (c) The determination of comparability of Awards offered by a successor entity under clause (ii) of paragraph(b) above shall be made by the Committee, and the Committee's determination shall be conclusive and binding.

22. COMPLIANCE WITH FDIC AND MASSACHUSETTS COMMISSIONER OF BANKS OF THE COMMONWEALTH OF MASSACHUSETTS CONVERSION REGULATIONS.

     Notwithstanding any other provision contained in this Plan:

     (a) Unless the Plan is approved by a majority vote of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, as determined by Delaware law, the Plan and any Awards under the Plan shall not become effective or implemented prior to March 19, 2000.

     (b) No Options or Stock Awards granted to any individual Employee prior to one year from the date of the Bank's conversion from the mutual to stock form ("Conversion") may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

     (c) No Options or Stock Awards granted to any individual Outside Director prior to one year from the Bank's Conversion may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

     (d) The aggregate amount of Options or Stock Awards granted to all Outside Directors prior to one year from the Bank's Conversion may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

     (e) No Option granted prior to one year from the Bank's Conversion may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

                            WORONOCO BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                October 6, 1999
                            10:00 a.m. Eastern Time
                        _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Woronoco Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on October 6, 1999, at 10:00 a.m. Eastern Time, at the Springfield-Marriott, The Corner of Boland and Columbus Avenues, Springfield, Massachusetts, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

   1. The election as directors of all nominees listed (except as marked to the contrary below).

      Paul S. Allen    Joseph M. Houser, Jr.  Norman H. Storey  William G. Aiken

                                                               FOR ALL
      FOR                        VOTE WITHHELD                 EXCEPT
      ---                        -------------                 -------

      [ ]                             [ ]                        [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

________________________________________________________________________________


   2. The approval of the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive
      Plan.


      FOR                        VOTE WITHHELD                 ABSTAIN
      ---                        -------------                 -------

      [ ]                             [ ]                        [ ]

   3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the year ending December 31, 1999.


      FOR                        VOTE WITHHELD                 ABSTAIN
      ---                        -------------                 -------

      [ ]                             [ ]                        [ ]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

   The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated August 23, 1999 and of the Annual Report to Shareholders.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                    Dated:___________________________



                                    ________________________________
                                    SHAREHOLDER SIGN ABOVE



                                    ________________________________
                                    CO-HOLDER (IF ANY) SIGN ABOVE



                         _____________________________


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.